UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 24, 2010
___________________

ARABIAN AMERICAN DEVELOPMENT COMPANY

 (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-33926 (Commission File Number)	75-1256622 (IRS Employer Identification No.)

1600 Hwy 6 South, Suite 240, Sugar Land, Texas 77478
(Address of principal executive offices) (Zip Code)

(Registrant’s Telephone Number, Including Area Code): (409) 385-8300

P.O. Box 1636, 7752 FM 418, Silsbee, Texas 77656
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On October 24, 2010, the Registrant executed a limited Guarantee in favor of the Saudi Industrial Development Fund (“SIDF”) whereby the Registrant agreed to guaranty up to 41% of the SIDF loan to Al Masane Al Kobra (“AMAK”), a Saudi closed joint company, in the principal amount of 330,000,000 Saudi Riyals (US$88,000,000) (the “Loan”). Registrant owns 41% of the currently issued and outstanding stock of AMAK. As a condition of the Loan, SIDF required all shareholders of AMAK to execute personal or corporate Guarantees totaling 162.55% of the overall Loan amount.  The other AMAK shareholders are providing personal Guarantees and Registrant is the only AMAK shareholder providing a corporate Guarantee. The Loan is required in order for AMAK to fund construction of the underground and above-ground portions of its mining project in southwest Saudi Arabia, and to provide working capital for commencement of operations in 2011.

By letter dated September 27, 2010, various AMAK Saudi shareholders agreed to use best efforts to have their personal guarantees stand ahead of and pay required payments to SIDF before the Registrant’s corporate guarantee.

Conditions of Registrant’s Guarantee.  The obligations of Registrant pursuant to the limited Guarantee are as follows:

●	Guarantee limited to 41% of 330,000,000 SR (US$88,000,000) or 135,300,000 SR (US$36,080,000);

●
If AMAK defaults in payment pursuant to the terms of the Loan, on receipt of written demand from SIDF, Registrant agrees to pay an amount up to 41% of all amounts due or to become due under the Loan Agreement;

●	The Guarantee is a principal obligation and debt of Registrant and continues in full force and effect notwithstanding any change in the status of AMAK;

●	Registrant will not be relieved or discharged from liability under the Guarantee as the result of any loan extensions, modifications or other concessions granted to AMAK by SIDF;

●	The Guarantee is an absolute and continuing guarantee and remains in effect until all amounts under the Loan are fully repaid or satisfied;

●	SIDF may enforce the Guarantee against Registrant without first taking any action against AMAK; and

●	The Guarantee is subject to the Saudi Public Funds Collection Regulation.

Obligations of AMAK pursuant to the SIDF Loan (the “Loan Agreement”).  The obligations of AMAK pursuant to the SIDF Loan Agreement are as follows:

●
SIDF will receive a fee for the oversight of implementation and operation of the project of 25,000,000 SR (US$6,666,666.67) which will be paid by deducting the fee from the first 165,000,000 SR (US$44,000,000) of advances under the Loan;

●	Advances are available to AMAK until November 25, 2011;

●
The loan will be repaid in 14 consecutive installments as follows:

Date                                              Amount (SR)                  Amount  (US$)
02/25/2013                                     10,000,000                        2,666,666.67
08/22/2013                                     10,000,000                        2,666,666.67
02/15/2014                                     15,000,000                        4,000,000.00
08/11/2014                                     15,000,000                        4,000,000.00
02/04/2015                                     20,000,000                        5,333,333.33
07/31/2015                                     20,000,000                        5,333,333.33
01/25/2016                                     25,000,000                        6,666,666.67
07/20/2016                                     25,000,000                        6,666,666.67
01/13/2017                                     30,000,000                        8,000,000.00
07/09/2017                                     30,000,000                        8,000,000.00
01/02/2018                                     30,000,000                        8,000,000.00
06/29/2018                                     30,000,000                        8,000,000.00
12/22/2018                                     35,000,000                        9,333,333.33
06/18/2019                                     35,000,000                        9,333,333.33
     Total                                 SR 330,000,000              US$ 88,000,000.00;

●	AMAK is required to mortgage the fixed assets associated with the project to SIDF, including the project’s storage, handling and shipping facilities at Jizan Seaport;

●	AMAK is required to obtain personal/corporate guarantees totaling 162.55% of the Loan amount;

●
Prior to any disbursement of the Loan, AMAK is required to:
(a) Provide evidence that to extent possible AMAK will utilize locally available resources and personnel for project implementation,
(b) Satisfy SIDF with the concentration plant performance guarantees,
(c) Submit a final contract with a detailed Bid Evaluation report for mine pre-development work acceptable to SIDF, and
(d) Provide evidence confirming Ministry of Finance approval to the repayment arrangement of its loan, approximately 41,250,000 SR
      (US$11,000,000) to the project.

●
Prior to final 50% disbursement of the Loan, AMAK is required to:
(a) Satisfy SIDF with the off-take arrangements with customers,
(b) Appoint a project operation management team acceptable to SIDF,
(c) Satisfy SIDF with costs and specifications of the tailing dam,
(d) Satisfy SIDF with the operating arrangement for the underground mine, ore concentration plant and surface infrastructure facilities,
(e) Submit final agreement with the Jizan Port Authority for storage, handling and shipping facilities allowing for their mortgage to SIDF,
(f) Satisfy SIDF with specifications and costs of storage, handling and shipping at Jizan Seaport, and
(g) Provide SIDF with the Presidency of Meteorology and Environment Permit.

●
Prior to final 20% disbursement of the Loan:
(a) Implement SIDF Industrial Safety requirements and environmental standards,
(b) Satisfy SIDF that proper arrangements have been made with the Ministry of Interior to procure and use explosive and toxic materials, and
(c) Prepare an inventory of AMAK’s fixed assets showing their type, description, serial number and origin to be signed by AMAK and SIDF.

●	Capital expenditures in any year after the year in which commercial operation commences are limited to an aggregated maximum of 30,000,000 SR (US$8,000,000) per annum;

●	Expenditures in respect of leases or rents are limited to an aggregated maximum of 15,000,000 SR (US$4,000,000) per annum;

●	AMAK must maintain a working capital ratio of not less than 1:1 throughout the term of the Loan;

●	AMAK’s total liabilities/tangible net worth may not exceed 3:1 throughout the term of the Loan;

●	AMAK may not pay dividends in excess of the lesser of 25% of AMAK’s paid-in capital or the amount of loan repayments to SIDF in any fiscal year;

●	AMAK must timely provide annual audited financial statements and quarterly interim financial statements;

●	AMAK must maintain adequate insurance of the assets of the project as required by SIDF and name SIDF as a loss payee;

●	AMAK must comply with standards promulgated by the Saudi Arabian Standards Organization, Presidency of Meteorology and Environment and/or other agencies as applicable;

●	AMAK must provide SIDF with quarterly progress reports issued by contractors;

●	AMAK must undertake to submit a Saudization Plan as to the hiring and training of Saudi nationals with an implementation schedule acceptable to SIDF;

●	Dealings between AMAK and other related parties must be conducted on an arms length basis;

●	Project must commence commercial operations not later than the first quarter of 2011; and

●
AMAK will be in default if it fails to comply with any covenant, term and condition, or if any representation or warranty shall prove to be materially false.  If an event of default occurs and remains un-remedied for 30 days after notice is given, SIDF has the right to call the Loan and take whatever action it deems necessary.

Item 9.01. Exhibits

Exhibit
Number	Description

10.1	Limited Guarantee, dated October 24, 2010, by Registrant in favor of the Saudi Industrial Development Fund.

99.1	Loan Agreement, dated September 1, 2010, by and between AMAK and the Saudi Industrial Development Fund.

99.2	Letter dated September 27, 2010, from AMAK Saudi shareholders to Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arabian American Development Company
Date: October 27, 2010	By:	/s/ Connie Cook
Connie Cook
Secretary and officer duly authorized to sign on behalf of the registrant